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                               SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549

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                                            FORM 8-K
                                    CURRENT REPORT PURSUANT
                                 TO SECTION 13 OR 15(d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

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              Dateof Report (Date of Earliest Event Reported):  February 3, 1997

                                      AVATEX CORPORATION
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                     (Exact Name of Registrant as Specified in its Charter)

                                            Delaware
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                         (State or Other Jurisdiction of Incorporation)

                      1-8549                                     25-1425889
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             (Commission File Number)                         (I.R.S. Employer
                                                             Identification No.)

            5910 North Central Expressway, Suite 1780
                       Dallas, Texas 75206                               75206
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             (Address of Principal Executive Offices)                 (Zip Code)

                                         (214) 365-7450
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                      (Registrant's Telephone Number, Including Area Code)


                                  FoxMeyer Health Corporation
                           1220 Senlac Drive, Carrollton, Texas 75006
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                 (Former Name or Former Address, if Changed Since Last Report)
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          Item 5.   Other Events
          ------    ------------
                    FoxMeyer Health Corporation ("Fox Health") has changed its name to Avatex Corporation. The name change was effected by merging Fox Health with and into one of its wholly-owned subsidiaries. Shares of the Registrant will continue to trade on the New York Stock Exchange under the name "FoxMeyer Health Corporation" and the "FOX" symbol for an interim period of approximately two-to-three weeks. The Registrant will announce the effective date for trading purposes under its new name and trading symbol, "AAV".

                    On January 13, 1997, the United States Bankruptcy Court for the District of Delaware, presiding over the Chapter 11 case of certain of the Registrant's subsidiaries, including FoxMeyer Corporation and FoxMeyer Drug Company, entered a Temporary Restraining Order in litigation filed by the Creditors' Committee against the Registrant. The Temporary Restraining Order requires, among other things, that the Creditors' Committee be provided ten days prior notice of any proposed transfer, sale or other dispositions or any encumbrance or pledge, of any of the Registrant's assets that were conveyed to the Registrant on June 19, 1996 by its subsidiary FoxMeyer Corporation or of any of the Registrant's other assets except in the ordinary course of business. The Temporary Restraining Order, however, does not affect the October 1996 sale of FoxMeyer Canada Inc. A hearing will be held on March 5, 1997 to consider the Creditor's Committee's motion for a preliminary injunction seeking the foregoing relief.

                    Reference is hereby made to the Press Release, dated February 3, 1997, issued by Fox Health, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          Item 7.   Financial Statements and Exhibits
          -------   ---------------------------------
          (c)  Exhibits.

                    99.1 Press Release, dated February 3, 1997, issued by FoxMeyer Health Corporation.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVATEX CORPORATION
                                        (Registrant)


          DATE:  February 3, 1997       By:  /s/ Edward L. Massman
                                           ---------------------------
                                            Edward L. Massman
                                            Senior Vice President and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX


          Exhibit No.                Description                 Page No.
          -----------                -----------                 --------
          99.1           Press Release, dated February 3, 1997,
                         issued by FoxMeyer Health Corporation.